Exhibit 10.25.1

Bayer HealthCare

AMENDMENT

AMENDMENT NUMBER 1 TO THE MANUFACTURINGIN AGREEMENT DATED February 6, 2008 BETWEEN CUMBERLAND PHARMACEUTICALS INC. (“COMPANY”) AND BAYER HEALTHCARE LLC, ANIMAL HEALTH DIVISION (“BAYER”)

EFFECTIVE DATE:

The Effective Date of this Amendment is January 19, 2009.

BACKGROUND:

The Parties wish to modify the Toll Manufacturing Agreement, dated February 6. 2008 (the “Agreement”), to revise terms as provided herein.

NOW, THEREFORE, in consideration of the above premises and the covenants set forth in this Amendment, the Agreement shall be and hereby is amended so that, on and after the Amendment Effective Date, the Agreement between the Parties shall be as modified in this Amendment.

AGREEMENT:

☒  Yes    ☐  No Are Sections hereby amended and replaced in their entirety? If yes, specify Section(s) and describe the new terms:

Section 3.2 is hereby amended and replaced in Its entirety to read: Within seven (7) days after execution of this Amendment to the Agreement and thereafter monthly within seven days of that respective month, Cumberland shall provide non-binding forecasts by month for the immediately succeeding twelve (12) month period. To ensure timely delivery of product, Bayer may need to purchase certain components requiring longer lead times (i.e., vials and stoppers) well in advance of proposed delivery dates. In the event that Cumberland does not fulfill its purchase forecasts, Cumberland agrees to reimburse Bayer for any such components bought in reliance on the immediately preceding four months forecasted by Cumberland.

☐  Yes    ☒  No Are there Additional Terms to the Agreement? If yes, specify and describe the new terms:

Additional Terms:

All other provisions of the Agreement not expressly modified by this Amendment shall remain in full force and effect.

SIGNATURES:

By signing below, the undersigned acknowledge that they have read and understand, and agree to be legally bound by the terms of this Amendment and the Amended Agreement. If a person is signing below on behalf of an entity or another person, the person signing has been properly authorized and empowered to sign this Amendment on behalf of that entity or other person and to bind that entity or other person to this Agreement.

Cumberland Pharmaceuticals Inc.		BAYER HEALTHCARE LLC

By:	/s/ A.J. Kazimi	By:	/s/ Detlef Mathes
Name:	A.J. Kazimi	Name:	Detlef Mathes
Title:	Chief Executive Officer	Title	VP Operations
Date:	2/26/09	Date:	3/3/09

AMENDMENT	1	Digitally signed by Cynthia Hughes-Coons DN:cn=Cynthia Hughes-Coons, c=US, o=Bayer HealthCare, ou=Animal Health Division Reason: Approved as to legal form Date: 2009.02.25 12:22:18 -06 ‘00’